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                                                                    EXHIBIT 10.2

              INCENTIVE COMPENSATION AGREEMENT FOR JON B. PRESNELL
                  FOR THE FISCAL YEAR ENDING DECEMBER 28, 1996

Upon completion of the audit for the fiscal year 1996 and certification of the Company's financial statements for the year, Hytek will pay the following incentive to Jon B. Presnell based upon achievement of the following criteria:

CRITERIA                                                       MAXIMUM INCENTIVE
- -------------------------------------------------------------  -----------------

1.  Achieve 1996 forecast confident bookings of $4,794,700.           $ 2,500

2.  Book an additional $3,500,000 in business over the
     forecast confident bookings. Payable in increments:
      Additional $2,000,000 = $3,500
      Additional $2,500,000 = $4,500
      Additional $3,000,000 = $5,500
      Additional $3,500,000 = $6,500                                  $ 6,500

3.  Achieve 1996 forecast sales of $6,899,000.                        $ 2,500

4.  Achieve 1996 forecast gross margin of $2,415,000.                 $ 3,500
                                                                      -------

        Total Potential Incentive                                     $15,000

Each criteria above is a separate item and will be awarded if such item is achieved. This incentive program is authorized by the Compensation Committee of the Board of Directors as of February 7, 1996.

By:        /s/ Charles S. Byrne            Accepted:     /s/ Jon B. Presnell
       ----------------------------                   -------------------------
         Charles S. Byrne, C.E.O.                       Jon B. Presnell, V.P.